                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 14, 1997




                       PHYSICIAN SALES AND SERVICE, INC.
                           (Exact name of registrant
                         as specified in its charter)




    Florida                        0-23832                   59-2280364
--------------------------------------------------------------------------------
    (State or other                (Commission               (I.R.S. Employer
    jurisdiction of                File Number)              Identification No.)
    incorporation)



    4345 Southpoint Boulevard
    Jacksonville, Florida                                    32216
--------------------------------------------------------------------------------
    (Address of principal executive offices)                 (Zip Code)



      Registrant's telephone number, including area code: (904) 332-3000

                                      N/A
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On December 14, 1997, Physician Sales & Service, Inc. ( "PSS") entered into an Agreement and Plan of Merger dated as of December 14, 1997 (the "Merger Agreement") by and among PSS, PSS Merger Corp. ("Merger Corp.") and Gulf South Medical Supply, Inc. ("GSMS"), providing for the merger (the "Merger") of Merger Corp. with and into GSMS.

     Pursuant to the Merger, each share of the $.01 par value common stock of GSMS ("GSMS Common Stock") issued and outstanding at the effective time of the Merger (other than treasury shares) will be exchanged for 1.75 shares of the $.01 par value common stock of PSS ("PSS Common Stock"). Consummation of the Merger is subject to approval of the shareholders of both PSS and GSMS and various state and federal regulatory agencies and other customary conditions.

     In connection with the Merger Agreement, PSS and GSMS have mutually granted to each other an option to purchase up to 19.9% of the other's common stock, exercisable under certain conditions. Also in connection with the Merger Agreement, PSS, GSMS and certain shareholders of PSS and GSMS have entered into Voting Agreements dated as of December 14, 1997, which provide, among other things, that such shareholders will vote shares of PSS Common Stock or GSMS Common Stock owned by them on the record dates of the special meetings of shareholders of both PSS and GSMS in favor of the Merger. In the event that the Merger is terminated by either company, PSS and GSMS have agreed that a cash termination fee will be paid, in certain circumstances.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits

          2.1 Agreement and Plan of Merger dated as of December 14, 1997 by and among Physician Sales & Service, Inc., PSS Merger Corp. and Gulf South Medical Supply, Inc.

          99.1 Press Release dated December 15, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PHYSICIAN SALES & SERVICE, INC.



                                     By: /s/ David A. Smith
                                         ---------------------------------------
                                         David A. Smith
                                         Executive Vice President and
                                         Chief Financial Officer

Dated: December 15, 1997

                                  EXHIBIT INDEX


Number    Description                                                      Page
-----     -----------                                                      ----

2.1       Agreement and Plan of Merger dated as of December 14,
          1997 by and among Physician Sales & Service, Inc.,
          PSS Merger Corp. and Gulf South Medical Supply, Inc.

99.1      Press Release dated December 15, 1997.